Q3 | 2022 | 1 QUARTERLY RESULTS PRESENTATION THIRD QUARTER 2022

Q3 | 2022 | 2 FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward- looking statements as a result of various factors, including, but not limited to, the Covid-19 coronavirus pandemic, current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This presentation should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward- looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q3 | 2022 | 3 THIRD QUARTER RESULTS OUTLOOK WRAP-UP APPENDIX

Q3 | 2022 | 4 The third quarter marks another quarter in which we met the challenges of a tough environment head on and did what we said we would do. Our sales and gross margin were in line with guidance and, importantly, year-over- year inventories continued to come down materially. We saw favorability in SG&A, as we tightly managed costs, and have strengthened our balance sheet and liquidity position. We will continue to transform our business by offering customers amazing deals and more exciting assortments, which are easier to find and more convenient to shop. We will find more ways to be efficient with a continued focus on growing margin, reducing expenses, and making highly disciplined investment decisions. Bruce Thorn, President & CEO CEO COMMENT

Q3 | 2022 | 5 25% 16% 14% 13% 11% 11% 10% Furniture Food Soft Home Consumables Hard Home Seasonal The Lot, Apparel, Electronics, etc. Chart based on Q3 2022 sales Diversified Category Mix National Store Footprint Industry-leading delivery options, easy checkout, multiple payment types in-store and on-line Strong Omnichannel Capabilities Over 1,450 Stores in 48 States BIG LOTS AT A GLANCE

Q3 | 2022 | 6 In line With Guidance 19 bps Conversion Rate Increase $1.35B Inventory at the end of Q3 Up 5.3% vs. LY vs. up 22.8% in Q2 YOY -1% Adjusted operating expense1 vs. LY Better than expected vs. Guidance -11.7% Comps 15% eCommerce Order Growth THIRD QUARTER HIGHLIGHTS 1 Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. Adjusted 2022 results are non- GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix.

Q3 | 2022 | 7 Q3 2022 COMP SALES BY CATEGORY Comparable Sales Included Strong Growth in Seasonal Furniture Soft Home Hard Home Consumables The Lot, Apparel, Electronics Food Seasonal Total -26% -15% -12% -5% -4% 1% 7% -12%

Q3 | 2022 | 8 INVENTORY REDUCTION EFFORTS ON TRACK (1) 2022 Q4 is an estimate 48.5% 22.8% 5.3% -10.7% Q1 Q2 Q3 Q4E 2022 YOY Inventory Growth(1)

Q3 | 2022 | 9 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating (Loss) Profit(2) Adjusted Operating (Loss) Profit Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares ADJUSTED Q3 2022 SUMMARY INCOME STATEMENT ($ in thousands, except for earnings per share) (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. (2) Adjusted 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. Q3 2022 $1,204,281 409,460 34.0% 518,548 43.1% ($109,088) (9.1%) ($2.99) 28,943 Q3 2021 $1,335,656 519,181 38.9% 523,308 39.2% ($4,127) (0.3%) ($0.14) 31,679 Change vs. 2021 (9.8%) (490) bps 390 bps (880) bps

Q3 | 2022 | 10 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating (Loss) Profit(2) Adjusted Operating (Loss) Profit Rate(2) Adjusted Diluted (Loss) Earnings Per Share(2) Diluted Weighted Average Shares ADJUSTED YEAR-TO-DATE 2022 SUMMARY INCOME STATEMENT ($ in thousands, except for earnings per share) (1) Adjusted Operating Expenses are comprised of adjusted Selling and Administrative Expenses and Depreciation Expense. (2) Adjusted 2022 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. YTD 2022 $3,925,216 1,352,602 34.5% 1,560,219 39.7% ($207,617) (5.3%) ($5.68) 28,828 YTD 2021 $4,418,582 1,750,925 39.6% 1,578,650 35.7% $172,275 3.9% $3.73 34,294 Change vs. 2021 (11.2%) (510) bps 400 bps (930) bps

Q3 | 2022 | 11 $170M Annual CAPEX CAPITAL ALLOCATION $0.30 Quarterly Dividend(1) $900M New ABL Credit Facility vs. $160M previously Approximate 5.9% yield (as of October 29, 2022) Available liquidity of approximately $360M (1)The payment of future dividends will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by our Board of Directors.

Q3 | 2022 | 12 THIRD QUARTER RESULTS OUTLOOK WRAP-UP APPENDIX

Q3 | 2022 | 13 COMP SALES GROSS MARGIN IMPROVEMENT SG&A COST REDUCTION Down low-double-digits Sequential improvement vs. Q3, but remaining in the mid-30s range; includes markdowns related to accelerated store closures and inventory clean-up efforts ~$70 million in structural savings for the full year Q4 2022 OUTLOOK

Q3 | 2022 | 14 KEY ACTIONS • Own bargains and treasures, achieving two-thirds penetration by the end of 2023 • Communicate unmistakable value to customers • Continue to focus on rural and small-town markets where we know we outperform, while taking a prudent near-term approach to store openings • Win with omnichannel • Drive productivity

Q3 | 2022 | 15 THIRD QUARTER RESULTS OUTLOOK WRAP-UP APPENDIX

Q3 | 2022 | 16 Q3 WRAP-UP • Comparable sales decline of 11.7% in Q3, in line with guidance • Q3 adjusted EPS loss of $2.99 due to year-over-year sales decline and continued cost pressures • Comps down in the low-double-digit range in Q4; focused on unlocking additional sales opportunities (i.e. better opening price points, bargains/closeouts, trade-down demand) • Q4 gross margin to sequentially improve vs. Q3, but remain in the mid-30s range • Structural SG&A cost savings of $70 million in fiscal 2022 • Inventory reduction efforts on track • Taking key actions to better adapt to continuously evolving customer needs, build upon our core competencies, and deliver incredible value

Q3 | 2022 | 17 SECOND QUARTER RESULTS OUTLOOK WRAP-UP APPENDIX

APPENDIX

THIRD QUARTER 2022 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	$503,016	($21,723)	$481,293
Selling and administrative expense rate	41.8%	(1.8%)	40.0%
Operating loss	(130,811)	21,723	(109,088)
Operating loss rate	(10.9%)	1.8%	(9.1%)
Income tax benefit	(33,992)	5,375	(28,617)
Effective income tax rate	24.8%	0.0%	24.8%
Net loss	(103,013)	16,348	(86,665)
Diluted (loss) earnings per share	($3.56)	$0.56	($2.99)

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") store asset impairment charges of $21,723 ($16,348, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial conditions. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Q3 | 2022 | 18

BIG LOTS!

APPENDIX

YEAR TO DATE 2022 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude store asset impairment charges	As adjusted (non-GAAP)
Selling and administrative expenses	$1,494,239	($45,828)	$1,448,411
Selling and administrative expense rate	38.1%	(1.2%)	36.9%
Operating loss	(253,445)	45,828	(207,617)
Operating loss rate	(6.5%)	1.2%	(5.3%)
Income tax benefit	(66,751)	11,331	(55,420)
Effective income tax rate	25.2%	0.1%	25.3%
Net loss	(198,245)	34,497	(163,748)
Diluted (loss) earnings per share	($6.88)	$1.20	($5.68)

The above adjusted selling and administrative expenses, adjusted selling and administrative expense rate, adjusted operating loss, adjusted operating loss rate, adjusted income tax benefit, adjusted effective income tax rate, adjusted net loss, and adjusted diluted earnings (loss) per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") non-cash store asset impairment charges of $45,828 ($34,497, net of tax).

Q3 | 2022 | 19